UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

     FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2004

IGEN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23252	94-2852543
(State or other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

     c/o Roche Holdings, Inc.
1201 North Orange Street, Suite 1050
Wilmington, DE 19801-1184
(Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (302) 425-4701

16020 Industrial Drive
Gaithersburg, MD 20877
(Former name or Former Address if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

See attached press release filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press release dated February 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 13, 2004
IGEN INTERNATIONAL, INC.,

		By:	/s/ Frederick Kentz
Name: Frederick Kentz
Title: Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 13, 2004.